UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the registrant      ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
CVR ENERGY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing party:

(4)	Date filed:

EXPLANATORY NOTE
CVR Energy, Inc. (“CVR Energy”) is filing these Definitive Additional Materials to supplement the Definitive Proxy Statement (“Proxy Statement”) filed by CVR Energy with the Securities and Exchange Commission on April 8, 2008. The purpose of these Definitive Additional Materials is to provide notice to stockholders that CVR Energy’s annual meeting, originally scheduled for May 14, 2008, will now be held on June 6, 2008 in order to give stockholders sufficient time to review the amended Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on May 8, 2008 and enclosed herewith.

May 19, 2008
Dear Stockholders:
     You are cordially invited to attend the 2008 Annual Meeting of Stockholders on Friday, June 6, 2008, at 10:00 a.m. (Central Time) at the Sugar Land Marriott, 16090 City Walk, Sugar Land, Texas 77479. The 2008 Annual Meeting of Stockholders was previously scheduled for Wednesday, May 14, 2008, but was postponed to provide our stockholders with sufficient time to review CVR Energy’s amended Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on May 8, 2008 and enclosed herewith.
     Whether or not you are able to attend, it is important that your shares be represented at the meeting. Accordingly, we ask that you please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. Alternatively, you can vote your proxy by telephone by following the instructions on the enclosed proxy card. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.
     If you have already returned the proxy card sent with the proxy statement mailed on or about on April 14, 2008, that proxy card will be voted in accordance with the instructions indicated thereon. You are free to change your vote by voting the new proxy card enclosed herewith. You are also free to revoke your previously submitted proxy card.
     As the representation of stockholders at the meeting is very important, we thank you in advance for your participation.

Sincerely yours,

John J. Lipinski
Chairman of the Board of Directors, Chief Executive Officer and President

CVR ENERGY, INC.
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(281) 207-3200
www.cvrenergy.com
NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
     NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of CVR Energy, Inc. (“CVR Energy”), originally scheduled for Wednesday, May 14, 2008, will be held on Friday, June 6, 2008, at 10:00 a.m. (Central Time) at the Sugar Land Marriott, 16090 City Walk, Sugar Land, Texas 77479.
     CVR Energy is filing the Definitive Additional Materials to supplement the Definitive Proxy Statement (“Proxy Statement”) filed by CVR Energy with the Securities and Exchange Commission on April 8, 2008. These Definitive Additional Materials will be mailed on or about May 19, 2008. CVR Energy has postponed the Annual Meeting in order to provide stockholders with sufficient time to review the amended Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on May 8, 2008 and enclosed herewith.
     The record date for the Annual Meeting remains the close of business on April 7, 2008, and the purposes for which the Annual Meeting are being held remain the same as those listed in CVR Energy’s Notice of 2008 Annual Meeting of Stockholders dated April 14, 2008, which are:
     1. To elect eight directors for terms of one year each, to serve until their successors have been duly elected and qualified;
     2. To ratify the selection of KPMG LLP as CVR Energy’s independent registered public accounting firm for 2008; and
     3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
     Whether or not you plan to attend the meeting on its new date, please complete, sign, date and return the proxy card enclosed with these Definitive Additional Materials in the envelope provided to ensure that your shares of common stock are represented at the meeting. If you have already returned the proxy card sent with the Proxy Statement mailed on or about on April 14, 2008, that proxy card will be voted in accordance with the instructions indicated thereon unless revoked or superseded by the enclosed proxy card, which will replace any proxy card previously submitted in connection with the meeting. You may also vote your shares by telephone by following the instructions on the enclosed proxy card. If you attend the meeting in person, you may vote your shares of common stock at the meeting, even if you have previously sent in your proxy.

By Order of the Board of Directors,

Edmund S. Gross
Senior Vice President, General Counsel and Secretary

Sugar Land, Texas
May 19, 2008
If you vote by telephone, you do not need to return your proxy card.

ANNUAL MEETING OF STOCKHOLDERS OF
CVR Energy, Inc.
June  6, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
ê       Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.       ê

2 0 8 3 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 4	0 6 0 6 0 8

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. To elect eight directors for terms of one year each, to serve until their successors have been duly elected and qualified.					2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES:
		O	John J. Lipinski
		O	Scott L. Lebovitz
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See Instructions below)	O O O	Regis B. Lippert George E. Matelich Steve A. Nordaker
		O O O	Stanley de J. Osborne Kenneth A. Pontarelli Mark E. Tomkins

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
CVR Energy, Inc.
June  6, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

2 0 8 3 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 4	0 6 0 6 0 8

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. To elect eight directors for terms of one year each, to serve until their successors have been duly elected and qualified.					2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES:
		O	John J. Lipinski
		O	Scott L. Lebovitz
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O O	Regis B. Lippert George E. Matelich Steve A. Nordaker
	FOR ALL EXCEPT (See Instructions below)	O O O	Stanley de J. Osborne Kenneth A. Pontarelli Mark E. Tomkins

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐
CVR ENERGY, INC.

     The undersigned hereby appoints Stanley A. Riemann, Edmund S. Gross and James T. Rens and each or any of them his/her attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CVR Energy, Inc. (the “Company”) to be held at the Sugar Land Marriott, 16090 City Walk, Sugar Land, Texas 77479 on Friday, June 6, 2008 at 10:00 a.m. (Central Time), and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the amended Annual Report on Form 10-K/A dated May 8, 2008, Notice of 2008 Annual Meeting of Stockholders, dated May 19, 2008 and Proxy Statement, dated April 14, 2008. If this proxy is returned without direction being given, this proxy will be voted “FOR” Proposals One and Two.

(Continued and to be signed on reverse side)

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